               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of July 15, 2001, by and between Expedia, Inc., a Washington corporation ("Company") and Microsoft Corporation, a Washington corporation ("Microsoft") and Microsoft E Holdings, Inc., a Nevada corporation ("Sub") (Microsoft and Sub are collectively referred to as "STOCKHOLDER").

                              W I T N E S S E T H:

      WHEREAS, USA, Inc., a Delaware corporation ("USA"), Company, Taipei, Inc., a wholly owned subsidiary of USA ("MERGER SUB"), and Stockholder have entered into the Agreement and Plan of Recapitalization and Merger, dated as of the date hereof (the "MERGER AGREEMENT"), providing for, among other things, the Transactions on the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement);

      WHEREAS, the execution and delivery of this Agreement and granting to Stockholder the registration rights set forth herein with respect to the Registrable Securities is a component part of the Transactions;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

1.    SHELF REGISTRATION STATEMENT.

      1.1 As soon as reasonably practicable Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or other appropriate form) with respect to the Registrable Securities and to use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable but in no event more than fifteen (15) business days following the Offer Closing Date and remain effective until the earlier of (i) the date on which Stockholder no longer owns any shares of Registrable Securities, (ii) the one-year anniversary of the Merger Closing Date if Company has filed all reports required to be filed under the Securities Exchange Act of 1934 in the twelve-months preceding such date, and otherwise the two-year anniversary of the Merger Closing Date; PROVIDED, that Company may suspend the effectiveness of such Registration Statement if and for so long as Company determines that such registration would require premature disclosure of material information relating to a pending corporate development (the "Effective Period"). If the Stockholder elects to have an underwritten offering, the underwriter must be an investment bank that regularly covers USA and is otherwise reasonably acceptable to the Company. Nothing herein shall be interpreted as affecting the right of Stockholder to sell shares of Company Common Stock in open market transactions as permitted by Rule 144 or 145. Subject to the effectiveness of the

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Registration Statement described in the first sentence of this section, the certificates representing shares of Registrable Securities shall be issued free of any restrictive legends. Company agrees that after October 15, 2001, Stockholder will no longer be an "affiliate" of Company and will be eligible to sell all of its shares of Company Common Stock pursuant to Rule 144(k).

      1.2 REGISTRABLE SECURITIES. For purposes of this Agreement "Registrable Securities" shall mean shares of Company Warrants to be received by Stockholder in the Merger and Company Common Stock issuable upon exercise of the Company Warrants.

      1.3 REGISTRATION STATEMENT EXPENSES. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation of the Registration Statement under Section 2.1 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. Stockholder shall bear all printing costs, listing fees, SEC filing fees, underwriting fees, and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.

      1.4 STOCKHOLDER REVIEW OF REGISTRATION STATEMENT AND COMMENT LETTERS. Stockholder and its counsel shall have a reasonable period, not to exceed five
(5) business days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC, and Company shall provide Shareholder with copies of any comment letters received from the SEC with respect thereto within 2 business days of receipt thereof.

      1.5 INSPECTION OF RECORDS. USA shall make reasonably available for inspection by Stockholder, any underwriter selected pursuant to Section 2.7 participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by Stockholder or any such underwriter all relevant financial and other records, and pertinent corporate documents and properties of USA, and cause USA's officers, directors and employees to supply all information reasonably requested by Stockholder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, any party receiving such information shall enter into a customary confidentiality agreement with USA to the effect that all records, information and documents that are designated in writing by USA, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Stockholder and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving USA an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; provided further that the foregoing shall be conducted in a manner which does not disrupt in any significant respect the conduct by USA of its business. Such inspection and information gathering

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shall, to the maximum extent possible, be coordinated on behalf of Stockholder and the other parties entitled thereto by one firm of counsel designed by and on behalf of Stockholder, which counsel shall be reasonably satisfactory to USA.

      1.6 QUALIFICATIONS. Company shall qualify any of the Registrable Securities for sale in such states as Stockholder reasonably designates and shall furnish indemnification in the manner provided in Section 4 hereof. However, Company shall not be required to qualify in any state which will require an escrow or other restriction relating to Company and/or the sellers, or which will require Company to qualify to do business in such state or require Company to file therein any general consent to service of process.

      1.7 COPIES. Company at its expense will supply Stockholder with copies of the Registration Statement and the final prospectus included therein (the "Prospectus") and other related documents in such quantities as may be reasonably requested by Stockholder.

      1.8 TRANSFER OF REGISTRATION RIGHTS. Stockholder shall be permitted at any time to transfer its registration rights set forth herein to any third party, provided that, (a) Stockholder shall be entitled to no more than three
(3) such transfers, (b) there shall be no minimum or maximum dollar amount or number of Registrable Securities subject to each such transfer, and (c) each such transfer shall be subject to the Company's prior written consent, not to be unreasonably withheld or delayed.

      2. COOPERATION WITH COMPANY. Stockholder will cooperate with Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Company (which shall include all information regarding Stockholder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.

      3. REGISTRATION PROCEDURES. If and whenever Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Stockholder's assistance and cooperation as reasonably required:

            (a) (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever Stockholder shall desire to sell or otherwise dispose of the Registrable Securities (including prospectus supplements with respect to the sales of

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securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the Effective Period, as applicable, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (b) (i) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to Stockholder and reflect in such documents all such comments as Stockholder (and its counsel) reasonably may propose and (ii) furnish to Stockholder such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (c) comply with the blue sky laws with respect to the Registrable Securities (subject to the limitations set forth in Section 1(f) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable Stockholder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (d) list such Registrable Securities on each securities exchange on which similar securities issued by Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

                  (e) notify Stockholder at any time when the Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and Company shall prepare and file a curative amendment or curative supplement under
Section 3(a) as quickly as commercially possible.

                  (f) as promptly as practicable after becoming aware of such event, notify Stockholder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time

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and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

                  (g) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by Stockholder of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

                  (h) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters reasonably agree should be included therein and to which Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

      (i)  maintain a transfer agent for its securities.

      4.    INDEMNIFICATION.

                  4.1 INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless Stockholder and each person, if any, who controls Stockholder within the meaning of the Securities Act ("Distributing Stockholder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances when made not misleading; provided, however, that Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, written information furnished to Company by the Distributing Stockholder specifically for use in the preparation thereof. This Section 4(a) shall not inure to the benefit of any Distributing Stockholder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Stockholder failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Stockholder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder.

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This indemnity agreement will be in addition to any liability which Company may otherwise have.

                  4.2 INDEMNIFICATION BY THE DISTRIBUTING STOCKHOLDER. Each Distributing Stockholder agrees that it will indemnify and hold harmless Company, and each officer, director of Company or person, if any, who controls Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon written information furnished to Company by such Distributing Shareholder specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Shareholder may otherwise have.

                  4.3 NOTIFICATION. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel for the indemnified party shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to

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any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel in writing that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            4.4 INDEMNIFICATION EXPENSES. All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be promptly paid to the indemnified party, as incurred; within 10 business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

      5.    CONTRIBUTION.

                  5.1 CONTRIBUTION GENERALLY. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 4 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 4 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then Company and the applicable Distributing Stockholder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations, which shall include both the relative fault of the parties and the relative benefits to the parties. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Company on the one hand or the applicable Distributing Stockholder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Company and the Distributing

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Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      6.    TERMINATION.

      6.1 TERMINATION OF THIS AGREEMENT. This Agreement shall (i) terminate automatically on the termination of the Merger Agreement, in accordance with its terms and (ii) shall be deemed satisfied in full and terminated upon the consummation of the Transactions.

      6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 6.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto; PROVIDED, HOWEVER, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

      7. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Stockholder hereby represents and warrants to Company as follows:

      7.1 DUE ORGANIZATION. Microsoft has been duly organized, is validly existing and is in good standing under the laws of the state of Washington and Sub has been duly organized, is validly existing and is in good standing under the laws of the state of Nevada.

      7.2 POWER; DUE AUTHORIZATION; BINDING AGREEMENT. Each of Stockholder and Sub has full legal capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and Sub and constitutes a valid and binding agreement of each of Stockholder and Sub, enforceable against Stockholder and Sub in accordance with its terms, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity. The execution and delivery of this Agreement and the consummation by each of Stockholder and Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of each of Stockholder and Sub, and no other proceedings on the part of each of Stockholder and Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

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      8.    REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents and warrants to Stockholder as follows: Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Washington. Company has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Company, and no other proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and constitutes a valid and binding agreement of Company, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

      9.    MISCELLANEOUS.

      9.1 NON-SURVIVAL. The representations and warranties made herein shall not survive the termination of this Agreement.

      9.2 ENTIRE AGREEMENT; ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      9.3 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

      9.4 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by facsimile transmission or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

      If to Stockholder:

      Microsoft Corporation
      One Microsoft Way
      Redmond, WA 98052

      Attention:  Deputy General Counsel, Finance and Operation
      Facsimile:  (425) 936 7329

      with a copy to:

      Preston Gates & Ellis LLP
      701 Fifth Avenue, Suite 5000
      Seattle, Washington  98104-7078
      Attention:  Richard B. Dodd, Esq.
      Facsimile:  (206) 623-7022

      If to Company:

      Company:

      Expedia, Inc. 13810 SE Eastgate Way,
      Suite 400
      Bellevue, WA 98005
      Attention:  General Counsel

      Telecopier:  (425) 564-7240

      with a copy to:

      Shearman & Sterling
      555 California Street, Suite 2000
      San Francisco, CA 94104
      Attention:  Peter D. Lyons, Esq.

      Telecopier:  (415) 616-1199

      or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

      9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      9.6 REMEDIES. Each of Stockholder and Company recognize and acknowledge that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain irreparable injury and damages, for which money damages would not provide an adequate remedy, and therefore each of Stockholder and Company agrees that in the event of any such breach by the other, Stockholder or Company, as the case may be, shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief.

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      9.7   COUNTERPARTS. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

      9.8 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      9.9 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amended and
Restated Registration Rights Agreement to be duly executed as of the day and year first above written.

                                    EXPEDIA, INC.


                                    By:  /s/ Mark S. Britton
                                        ------------------------------
                                        Name: Mark S. Britton
                                        Title: Senior Vice President, General
                                        Counsel and Secretary


                                    MICROSOFT CORPORATION


                                    By:  /s/ Richard Emerson
                                        ------------------------------
                                        Name: Richard Emerson
                                        Title: Senior Vice President, Corporate
                                        Development and Strategy


                                    MICROSOFT E-HOLDINGS, INC.


                                    By:  /s/ Thomas A. Baumbach
                                        ------------------------------
                                        Name: Thomas A. Baumbach
                                        Title: President and Treasurer




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